Exhibit 99.1

NEWS RELEASE

For Immediate Release

TriZetto Expects Q1 Results Towards Top End of Guidance Ranges

NEWPORT BEACH, Calif. – April 10, 2007 – The TriZetto Group, Inc. (Nasdaq: TZIX) today announced that it expects its first quarter 2007 results to be towards the top end of the guidance ranges provided in its last earnings announcement on February 5. New contract bookings highlights for the first quarter included a new CareAdvance customer, an enterprise contract for NetworX Pricer and NetworX Modeler with a super-behemoth payer, and the renewal of an outsourced services contract.

TriZetto expects to issue its first quarter results on Monday, April 30, including a conference call at 5:00 p.m. Eastern Time/2:00 p.m. Pacific Time. Investors are invited to join a live webcast of the call, which will be hosted by Chairman and CEO Jeff Margolis, President and COO Kathleen Earley, and CFO Jim Malone. A press release announcing the company’s results will be issued prior to the call.

Investors may access the webcast through TriZetto’s Web site at www.trizetto.com, first by clicking on the Investors button, then on the Company Information drop-down menu item, and then on Audio Presentations. The conference call will be archived and available through TriZetto’s Web site following the call.

The webcast will also be distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.earnings.com; Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

About TriZetto

With its technology touching nearly half of the U.S. insured population, TriZetto is distinctly focused on accelerating the ability of healthcare payers to lead the industry’s transformation to consumer-retail healthcare. The company provides premier information technology solutions that enhance its customers’ revenue growth, increase their administrative efficiency and improve the cost and quality of care for their members. Healthcare payers include national and regional health insurance plans, and benefits administrators that provide transaction services to self-insured employer groups. The company’s broad array of payer-focused information technology offerings include enterprise and component software, hosting and business process outsourcing services, and consulting. Headquartered in Newport Beach, Calif., TriZetto can be reached at 949-719-2200 or at www.trizetto.com.

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future revenue, profits, cash flows and financial results, the market for TriZetto’s services, future service offerings, industry trends, client and partner relationships, TriZetto’s operational capabilities, future financial structure, uses of cash, the closing of and anticipated dilution or accretion of acquisitions, and other acquisitions or proposed transactions. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the ability of TriZetto to successfully integrate the businesses of TriZetto and its acquisitions or partners; the contributions of acquisitions to TriZetto’s operating results; the effectiveness of TriZetto’s implementation of its business plan, the market’s acceptance of TriZetto’s new and existing products and services, the timing of new bookings, risks associated with management of growth, reliance on third parties to supply key components of TriZetto’s services, attraction and retention of employees, variability of quarterly operating results, competitive factors, other risks associated with acquisitions, changes in demand for third party products or solutions which form the basis of TriZetto’s service and product offerings, financial stability of TriZetto’s customers, the ability of TriZetto to meet its contractual obligations to customers, including service level and disaster recovery commitments, changes in government laws and regulations; and risks associated with rapidly changing technology, as well as the other risks identified in TriZetto’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting TriZetto’s Investor Relations department at 949-719-2225 or at TriZetto’s web site at www.trizetto.com. All information in this release is as of April 10, 2007. TriZetto undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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Contacts:	Investors:	Media:
	Brad Samson	Audrey McDill
	949-719-2220	303-495-7197
	brad.samson@trizetto.com	audrey.mcdill@trizetto.com

Mike McCue
480-588-5983
michael.mccue@trizetto.com